U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 23, 2003


                           WORLD AM COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)

                                    NEVADA
           (State or jurisdiction of incorporation or organization)

                                    0-29897
                            (Commission File Number)

                                   59-3253968
                   (I.R.S. Employer Identification Number)

          1400 West 122nd Avenue, Suite 104, Westminster, Colorado
                (Address of principal executive offices)

                                   80234
                                 (Zip Code)

               Registrant's telephone number:  (303) 452-0022

                                    NONE
      (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On April 18, 2003, World Am Communications, Inc. received confirmation from Beijing that the joint venture to be named, Comfort Isotec Co., Ltd. has received formal approval from the Chinese government. Certificate No. 009847-printed in Chinese and English states that the Certificate of Approval is "for the establishment of enterprises with foreign investment in the People's Republic of China".

Comfort Isotec Co., Ltd. will, among other things, manufacture and sell Isotec security products for the Chinese and overseas market. The Certificate of Approval has not been filed with this Form 8-K as an exhibit because the Company believes that it does not contain information material to an investment decision that is not otherwise disclosed. The Company hereby agrees to furnish a copy of any omitted exhibit to this Form 8-K to the Securities and Exchange Commission upon its request.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

Not Applicable.

(b)  Pro Forma Financial Information

Not Applicable.

(c)  Exhibits

None.


                                     SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            World Am Communications, Inc.

Dated: April 23, 2003                       By: /s/ James H. Alexander
                                            James H. Alexander, President